DOMAIN NAME AND WEBSITE PURCHASE AGREEMENT

THIS  AGREEMENT  is  made  as  of  the  9th  day  of  June,  2000.

BETWEEN:

          DAN KOVATCH INSURANCE, a proprietorship having a principal place of business at 8936 South Sepulveda Blvd., Suite 202, Los Angeles, CA 90045 (the "Vendor")

AND:

          E-FINANCIAL DEPOT.COM, INC., a Delaware corporation having a principal place of business at Suite 1005 - 750 West Pender Street, Vancouver, British Columbia V6C 2T8

(the  "Purchaser")

WHEREAS:

A. The Vendor has adopted, used and registered with Network Solutions, Inc. ("NSI") the domain name eznowinsurance.com (the "Domain Name");

B. The Vendor owns the website located at www.eznowinsurance.com, as more particularly described in Schedule "A" hereto (the "Website"), including, without limitation, all related software, images, files and other content; and

C. The Vendor desires to sell, and the Purchaser desires to buy, all of the Vendor's right, title and interest in and to the Domain Name and the Website (collectively, the "Assets"); and

D. The parties wish to enter into this Agreement to define their respective rights and obligations with respect to the purchase of the Assets by the Purchaser from the Vendor.

NOW THEREFORE, in consideration of the Purchase Price (defined herein) and other good and valuable consideration now paid by the Purchaser to the Vendor, the receipt and sufficiency of which is hereby acknowledged by the Vendor, the parties hereto agree as follows:

1. The Vendor hereby irrevocably agrees to grant, bargain, sell, assign, transfer, and set over unto the Purchaser, or its assigns, all worldwide right, title, and interest of the Vendor in the Assets as of June __9___, 2000 (the "Closing Date").

2. The Purchaser will, on the Closing Date, pay to the Vendor the sum of $150,000 (the "Purchase Price"), payable by issuance of 50,000 common shares in the capital of the Purchaser (the "Shares"), said Shares to be restricted under Rule 144 as promulgated under the Securities Act of 1933, as amended (the "Act").

3. On the Closing Date, the Vendor will forthwith deliver to the Purchaser the source code versions of all software programs that operate and comprise the Website.

4.        Vendor  acknowledges  that:

     (a) none of the Shares have been registered under the Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the Act ("Regulation S"), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Act;

     (b) it understands and agrees that the Purchaser will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Act;

     (c) it understands and agrees that a legend may be placed on the certificates representing any of the Shares to the effect that the Shares represented by such certificates are restricted from transfer as otherwise detailed herein;

     (d) that the Purchaser has not undertaken, and will have no obligation, to register any of the Shares under the Act;

     (e) the decision to execute this Agreement and acquire the Shares agreed to be acquired hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Purchaser and such decision is based entirely upon a review of the any public information which has been filed by the Purchaser with the Securities and Exchange Commission ("SEC") in compliance, or intended compliance, with applicable securities legislation. If the Purchaser has presented a business plan to the Vendor, the Vendor acknowledges that the business plan may not be achieved or be achievable;

     (f) it has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions and it is solely responsible (and the Purchaser is not in any way responsible) for compliance with applicable resale restrictions;

     (g) none of the Shares are listed on any stock exchange and no representation has been made to the Vendor that any of the Shares will become listed on any stock exchange, except that currently certain market makers make market in the common shares of the Purchaser on the Over-the-counter Bulletin Board;

     (h) neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

     (i) it is acquiring the Shares as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares;

     (j) no documents in connection with the sale of the Shares hereunder have been reviewed by the SEC or any state securities administrators;

     (k)  there is no government or other insurance covering any of the Shares;

     (l) the issuance and sale of the Shares to the Vendor will not be completed if it would be unlawful or if, in the discretion of the Purchaser acting reasonably, it is not in the best interests of the Purchaser; and

     (m) in this Agreement, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S.

5.        Vendor  warrants  and  represents  that:

     (a)  it is a U.S. Person;

     (b) this Agreement has been duly executed and delivered by the Vendor and constitutes a valid and binding obligation of the Vendor enforceable against it in accordance with its terms;

     (c) it is acquiring the Shares for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Shares, and the Vendor has not subdivided his interest in the Shares with any other person;

     (d) the Vendor is aware that an investment in the Purchaser is speculative and involves certain risks, including the possible loss of the investment;

     (e) the Vendor (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risksof an investment in the Shares for an indefinite period of time and can afford the complete loss of such investment;

     (f) the Vendor has made an independent examination and investigation of an investment in the Shares and the Purchaser and has depended on the advice of its legal and financial advisors and agrees that the Purchaser will not be responsible in anyway whatsoever for the Vendor's decision to invest in the Shares and the Purchaser;

     (g) it has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Shares and the Purchaser and it is providing evidence of such knowledge and experience in these matters through the information requested in the Questionnaire;

     (h) all information which the Vendor has provided to the Purchaser in the Questionnaire is correct and complete as of the date the Questionnaire is signed; and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, it shall promptly notify the Purchaser;

     (i)  no person has made to the Vendor any written or oral representations:

          (i)  that any person will resell or repurchase any of the Shares;

          (ii) that any person will refund the acquisition of price of any of the Shares; or

          (iii) as to the future price or value of any of the Shares;

     (j) the Vendor has the authority to transfer the Assets to the Purchaser on the terms set out herein;

     (k) the Assets are free and clear of all liens, charges, encumbrances, claims, and demands of every nature and kind whatsoever;

     (l) the Vendor's use of the Domain Name and its operation of the Website has not violated the intellectual property or other rights of any third party;

     (m) the Vendor has not received any notice of a third party threatening or invoking any trade-mark, copyright, patent, trade secret or other intellectual property infringement proceedings or the ICANN Uniform Domain Name Dispute Resolution Policy in relation to the Website or the Domain name and is not ware of any circumstances that may give rise to any such proceedings;

     (n) the Vendor properly registered the Domain Name with NSI without committing fraud or misrepresentation;

     (o) the Vendor's account with NSI is up to date and paid in full as of the Closing Date and the Vendor is not in breach of any agreement with NSI relating to the Domain Name registration;

     (p)  the Vendor has not used the Domain Name for any illegal purpose;

     (q) the Vendor is the exclusive owner or a licensed user of all the software, content and other works operating on or contained in the Website, including the Website's layout, and other visual elements that constitute the "look and feel" of the Website;

     (r) the Vendor is entitled to modify the Website without restriction and has obtained for valuable consideration an enforceable waiver of moral rights from the author or authors of all materials created for and/or incorporated into the Website;

     (s) there are no third party trade-marks that are used in an unauthorized or infringing manner on the Website and the Website does not contain any unauthorized links to third party websites;

     (t) the Website does not contain any references to any third party trade-marks or trade names in its metatag file, nor has the metatag file for the Website been copied from the contents of the metatag file of another website; and

     (u) the hosting and maintenance agreements with respect to the Website are assignable and in good standing.

6.        The Vendor hereby covenants and agrees to and with the Purchaser that:

     (a) the Purchaser is entitled to rely on the representations and warranties and the statements and answers of the Vendor contained in this Agreement and the Questionnaire, if and as applicable, and the Vendor will hold harmless the Purchaser from any loss or damage it or they may suffer as a result of the Vendor's failure to correctly complete this Agreement or the Questionnaire;

     (b) it will indemnify and hold harmless the Purchaser and, where applicable, their respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Vendor contained herein or in any document furnished by the Vendor to the Purchaser in connection herewith being untrue in any material respect or any breach or failure by the Vendor to comply with any covenant or agreement made by the Vendor to the Purchaser in connection therewith;

     (c)  up to the Closing Date, the Vendor will:

          (i) preserve, protect and maintain the Website in its ordinary course of business and in compliance with all applicable laws;

          (ii) not suffer or permit any encumbrance to attach to or affect the Assets; and

          (iii)not enter into any transaction which could cause any representation or warranty of the Vendor contained herein to be incorrect or constitute a breach of any covenant or agreement of the Vendor contained herein;

     (d) the Vendor will indemnify and save harmless the Purchaser from and against all liens, charges, encumbrances, claims and demands (and the Purchaser may, but will not be bound to, pay and satisfy same as the Purchaser deems fit) and from and against all actions, suits, proceedings, assessments, judgements, penalties, costs, and expenses (including the full amount of any legal expenses invoiced to the Purchaser) which arise or are made or claimed against or suffered or incurred by the Purchaser in connection with the Assets and all monies expended by the Purchaser in so paying or satisfying or defending against same;

     (e) if any use of the Assets by the Purchaser is held to constitute an infringement of a third party's rights, and such use by the Purchaser is enjoined, the Vendor will, at its expense, use its commercially reasonable efforts to procure the right for the Purchaser to use the Assets without infringing such third party's rights and will promptly take or cause to be taken all other actions requested by the Purchaser, including modifying or replacing the infringing items so that they are non-infringing so that the Purchaser may continue to carry on its business with a minimum of delay or inconvenience to the Purchaser;

     (f) the Vendor will cooperate with NSI and the Purchaser, and follow the Purchaser's instructions, in order to effectuate the transfer of the Domain Name registration in a timely manner. Specifically, Vendor agrees to prepare, have notarized and transmit the necessary NSI Registrant Name Change Agreement attached as Schedule "B" hereto and correspond with NSI to authorize transfer of the Domain Name and facilitate the filing and processing of all forms and other formalities necessary to complete the transfer of the Domain Name registration;

     (g) the Vendor will cause the current Administrative and Technical Contracts for the Domain Name registration to execute and deliver all necessary documents to effect the change of such contacts to the Administrative and Technical contacts designated by the Purchaser;

     (h) the Vendor will from time to time and at all times hereafter upon the reasonable request of the Purchaser, but at the expense of the Purchaser, make, do, and execute, or cause or procure to be made, done, and executed all such further acts, deeds, and assurances to give effect to the transfer of the Assets to the Purchaser in the manner herein provided in accordance with the intent and meaning of this Agreement as may be reasonably required by the Purchaser;

     (i) the Vendor will not register a domain name which is similar to or confusing with the Domain Name, including, without limitation, with any other generic or geographic top level domain name; and

     (j) the Vendor will not operate a website which competes with the Website, either as an investor, consultant, employee or in any other capacity.

7. The Vendor acknowledges that the representations and warranties contained herein are made by it with the intention that such representations and warranties may be relied upon by the Purchaser and their legal counsel in determining the Vendor's eligibility to purchase the Shares under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Shares under applicable securities legislation. The Vendor further agrees that by accepting delivery of the certificates representing the Shares on the Closing Date, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Vendor on the Closing Date and that they will survive the purchase by the Vendor of Shares and will continue in full force and effect notwithstanding any subsequent disposition by the Vendor of such Shares.

8. This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the acquisition of the Shares by the Vendor pursuant hereto.

9.          This  Agreement  is  not  transferable  or  assignable.

10. The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

11. It is hereby expressly agreed between the parties hereto that all grants, covenants, provisos, agreements, rights, powers, privileges, and liabilities contained in this Agreement will be read and held as made by and with, granted to and imposed upon, the respective parties hereto, and their respective heirs, executors, and administrators.

12. Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Assets and acquisition of the Shares by the Vendor and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Purchaser or by anyone else.

13. This Agreement is governed by the internal substantive laws of the State of Delaware and the parties submit to the jurisdiction of the Courts in the State of Delaware. If any provision of this Agreement is found to be invalid by any court having competent jurisdiction, the invalidity of such provision shall not affect the validity of the remaining provisions of this Agreement, which shall remain in full force and effect. No waiver of any term of this Agreement shall be deemed a further or continuing waiver of such term or any other term. This Agreement constitutes the entire agreement between the Vendor and Purchaser with respect to this transaction. Any changes to this Agreement must be made in writing, signed by an authorized representative of both parties.

14. This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.

15. The Purchaser shall be entitled to rely on delivery by facsimile machine of an executed copy of this Subscription Agreement and acceptance by the Purchaser of such facsimile copy shall be equally effective to create a valid and binding agreement between the Vendor and the Purchaser in accordance with the terms hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed this _____ day of June, 2000.


DAN  KOVATCH  INSURANCE


Per:     /s/  Dan  Kovatch
         -----------------
        Authorized  Signatory

E-FINANCIAL  DEPOT.COM,  INC.

Per:     /s/  John  Huguet
         -----------------
        Authorized  Signatory

                                  SCHEDULE "A"
                             DESCRIPTION OF WEBSITE

URL:     www.eznowinsurance.com

IP  Address:

Files:     [list  or  attach  diskette(s)  with  all  software  directory files]

                                  Schedule "B"

     Form of Network Solutions "Registrant Name Change Agreement, Version 3.0
                                   Transfers"

                                  Schedule "C"

                        ACCREDITED INVESTOR QUESTIONNAIRE
                        ---------------------------------

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Domain Name and Website Purchase Agreement. This Questionnaire is for use by each potential shareholder who is a US person (as that term is defined Regulation S of the United States Securities Act of 1933 (the "1933 Act")) and has indicated an interest in purchasing or otherwise acquiring Shares of e-Financial Depot.com, Inc. (the "Company"). The purpose of this Questionnaire is to assure the Company that each potential shareholder will meet the standards imposed by the 1933 Act and the appropriate exemptions of applicable state securities laws. The Company will rely on the information contained in this Questionnaire for the purposes of such determination. The Shares will not be registered under the 1933 Act in reliance upon the exemption from registration afforded by Section 3(b) and/or Section 4(2) and Regulation D of the 1933 Act. This Questionnaire is not an offer of Shares or any other securities of the Company in any state other than those specifically authorized by the Company.

All information contained in this Questionnaire will be treated as confidential. However, by signing and returning this Questionnaire, each potential shareholder agrees that, if necessary, this Questionnaire may be presented to such parties as the Company deems appropriate to establish the availability, under the 1933 Act or applicable state securities law, of exemption from registration in connection with the sale of the Shares hereunder.

The  Vendor  covenants,  represents  and  warrants  to  the  Company  that:

1. it is not aware of any advertisement of any of the Shares and is not acquiring the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

2. it satisfies one or more of the categories of "Accredited Investors", as defined by Regulation D promulgated under the 1933 Act, as indicated below:
(Please initial in the space provide those categories, if any, of an "Accredited Investor" which the Subscriber satisfies)

    ___ Category 1  An organization described in Section 501(c)(3) of the United
                    States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US $5,000,000;

    ___ Category 2  A natural person whose  individual  net worth,  or joint net worth with that person's spouse, on the date of purchase exceeds US $1,000,000;

    ___ Category 3  A natural  person who had an individual  income in excess of
                    US $200,000 in each of the two most recent years or joint income with that person's spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

    ___ Category 4  A "bank" as defined under Section  (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in
                    Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in
                    Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in
                    Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors;

    ___ Category 5  A private business development company as defined in Section
                    202(a)(22) of the Investment Advisers Act of 1940 (United States);

    ___ Category 6  A director or executive officer of the Company;

    ___ Category 7  A trust  with  total  assets in excess  of  $5,000,000,  not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act;

    ___ Category 8  An entity  in which all of the  equity  owners  satisfy  the requirements of one or more of the foregoing categories;

     Note that prospective shareholders claiming to satisfy one of the above categories of Accredited Investor may be required to supply the Company with a balance sheet, prior years' federal income tax returns or other appropriate documentation to verify and substantiate the potential shareholder's status as an Accredited Investor.

If the potential shareholder is an entity which initialled Category 8 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

                 ---------------------------------------------------------------
                 -----------------


                 ---------------------------------------------------------------
                 -----------------


The Vendor hereby certifies that the information contained in this Questionnaire is complete and accurate and the Vendor will notify the Company promptly of any change in any such information.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the day of June, 2000.


------------------------------------
Signature

------------------------------------
Print  or  Type  Name

------------------------------------
Social  Security/Tax  I.D.  No.